Property, Plant and Equipment	12 Months Ended
Dec. 31, 2018
Text Block1 [Abstract]
Property, Plant and Equipment

8 PROPERTY, PLANT AND EQUIPMENT

2018						$ million
	Exploration and production
	Exploration and evaluation		Production	Manufacturing, supply and distribution	Other	Total
Cost
At January 1	22,510		292,256	86,948	22,355	424,069
Additions	3,514		12,596	6,438	1,594	24,142
Sales, retirements and other movements	(4,443)		(19,643)	(667)	(814)	(25,567)
Currency translation differences	(400)		(4,828)	(1,484)	(1,095)	(7,807)
At December 31	21,181		280,381	91,235	22,040	414,837
Depreciation, depletion and amortisation, including impairments
At January 1	5,060		137,525	44,483	10,621	197,689
Charge for the year	(979)	[A]	16,551	4,000	1,095	20,667
Sales, retirements and other movements	(608)		(19,631)	(1,353)	(756)	(22,348)
Currency translation differences	(186)		(2,753)	(912)	(495)	(4,346)
At December 31	3,287		131,692	46,218	10,465	191,662
Carrying amount at December 31	17,894		148,689	45,017	11,575	223,175

[A] Includes an impairment reversal for assets in North America.

2017							$ million
	Exploration and production
	Exploration and evaluation		Production		Manufacturing, supply and distribution	Other	Total
Cost
At January 1	25,376		302,532		77,286	20,063	425,257
Additions	2,319		15,347		8,148	1,352	27,166
Sales, retirements and other movements	(5,651)	[A]	(33,133)	[A]	(1,427)	(655)	(40,866)
Currency translation differences	466		7,510		2,941	1,595	12,512
At December 31	22,510		292,256		86,948	22,355	424,069
Depreciation, depletion and amortisation, including impairments
At January 1	6,363		133,600		39,673	9,523	189,159
Charge for the year	778		19,155		3,705	1,016	24,654
Sales, retirements and other movements	(2,300)		(19,615)		(763)	(701)	(23,379)
Currency translation differences	219		4,385		1,868	783	7,255
At December 31	5,060		137,525		44,483	10,621	197,689
Carrying amount at December 31	17,450		154,731		42,465	11,734	226,380

[A] $1,065 million has been reclassified from Exploration and evaluation to Production.

Sales, retirements and other movements in 2018 include sales of interests in Thailand, Ireland, Argentina and Norway. In Thailand, Shell sold its 22.22% interest in the Bangkot field and adjoining acreage offshore Thailand. In Ireland, Shell sold its 45% interest in the Corrib gas venture. The Buenos Aires Refinery was sold as part of the Argentina Downstream business together with other businesses, as well as the supply and distribution activities. In Norway, Shell sold its 44.56% operated interest in the Draugen field and 12% non-operated interest in the Gjøa field.

The carrying amount at December 31, 2018, included $33,451 million (2017: $42,121 million) of assets under construction. This amount excludes exploration and evaluation assets. The carrying amount at December 31, 2018, also included $705 million of assets classified as held for sale (2017: $986 million).

The carrying amount of exploration and production assets at December 31, 2018, included rights and concessions in respect of proved and unproved properties of $15,860 million (2017: $14,839 million). Exploration and evaluation assets principally comprise rights and concessions in respect of unproved properties and capitalised exploration drilling costs.

The carrying amount of assets at December 31, 2018, for which an alternative reserves base was applied in the calculation of the depreciation charge (see Note 2), was $5,838 million (2017: $18,115 million). If no alternative reserves base had been used, the pre-tax depreciation charge for the year ended December 31, 2018, would have been $1,003 million higher (2017: $5,558 million, 2016: $9,181 million).

Contractual commitments for the purchase of property, plant and equipment at December 31, 2018, amounted to $4,783 million (2017: $4,504 million). In addition, Shell has other commitments for future expenditure that, when incurred, are also expected to be recognised as additions to property, plant and equipment, such as the majority of operating lease payments in respect of drilling and ancillary equipment (see Note 14).

Carrying amount of property, plant and equipment held under finance leases [A]	$ million
	Dec 31, 2018	Dec 31, 2017
Exploration and production	6,299	8,399
Manufacturing, supply and distribution	3,149	3,151
Other	200	272
Total	9,648	11,822

[A] See Note 14.

Impairments	$ million
	2018	2017	2016
Impairment losses [A]
Exploration and production	1,066	4,187	1,324
Manufacturing, supply and distribution	441	376	567
Other	8	9	40
Total	1,515	4,572	1,931
Impairment reversals [A]
Exploration and production	1,265	615	—
Manufacturing, supply and distribution	—	—	36
Other	—	—	2
Total	1,265	615	38

[A] See Note 4.

Impairment losses in 2018 were mainly in Upstream, and principally related to the disposal of Shell’s interests in Norway and Ireland and related to assets in the Gulf of Mexico. Impairment reversals were mainly related to assets in North America. Impairment losses in 2017 were mainly in Upstream, and principally related to the disposal of interests in Canada and interests in Ireland classified as held for sale. Impairment losses in 2016 were mainly triggered by asset performance, disposals and project cancellations. They related primarily in Upstream to shale and deep-water properties in North and South America and in Downstream to disposals and assets held for sale in the refining portfolio.

For impairment testing purposes, the respective carrying amounts of property, plant and equipment and intangible assets were compared with their value in use. Cash flow projections used in the determination of value in use were made using management’s forecasts of commodity prices, market supply and demand, product margins and expected production volumes (see Note 2). These cash flows were adjusted for the risks specific to the assets, and therefore these risks were not included in the determination of the discount rate applied. The nominal pre-tax rate applied in 2018 was 6% (2017: 6%; 2016: 6%).

Oil and gas price assumptions applied for impairment testing are reviewed and, where necessary, adjusted on a periodic basis. Reviews include comparison with available market data and forecasts that reflect developments in demand such as global economic growth, technology efficiency, policy measures and, in supply, consideration of investment and resource potential, cost of development of new supply, and behaviour of major resource holders. The near-term commodity price assumptions applied in impairment testing in 2018 were as follows:

Commodity price assumptions [A]
	2019	2020	2021
Brent crude oil ($/b)	65	65	70
Henry Hub natural gas ($/MMBtu)	3.25	3.50	3.50

[A] Money of the day.

For periods after 2021, the real terms long-term price assumptions applied were $70 per barrel (/b) (2017: $70/b after 2020) for Brent crude oil and $3.50 per million British thermal units (/MMBtu) (2017: $3.50/MMBtu after 2020) for Henry Hub natural gas.

Capitalised exploration drilling costs	$ million
	2018	2017		2016
At January 1	6,981	7,910		7,835
Additions pending determination of proved reserves	2,588	1,708		1,762
Amounts charged to expense	(449)	(897)		(834)
Reclassifications to productive wells on determination of proved reserves	(2,461)	(1,894)	[A]	(1,187)
Other movements	(30)	154		334
At December 31	6,629	6,981	[A]	7,910

[A] $912 million of capitalised exploration drilling costs has been reclassified from Exploration and evaluation to Production.

	Projects		Wells
	Number	$ million	Number	$ million
Between 1 and 5 years	44	3,645	180	2,670
Between 6 and 10 years	12	1,059	143	1,766
Between 11 and 15 years	4	238	16	441
Between 16 and 20 years	—	—	3	65
Total	60	4,942	342	4,942

Exploration drilling costs capitalised for periods greater than one year at December 31, 2018, analysed according to the most recent year of activity, are presented in the table above. They comprise $1,342 million relating to 17 projects where drilling activities were under way or firmly planned for the future and $3,600 million relating to 43 projects awaiting development concepts.